UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2011

CLEAR-LITE HOLDINGS, INC.
(Exact Name of Registrant As Specified In Charter)

Nevada	000-52877	20-8257363
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

102 NE 2nd Street, PMB 400 Boca Raton, FL 33432-3908
(Address of Principal Executive Offices)

(561) 544-6966
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer

On March 21, 2011, David Briones resigned from his position as Chief Financial Officer of Clear-Lite Holdings, Inc. (the “Company”).  His resignation was not the result of any disagreements with the Company on any matters relating to the Company’s operations, policies or practices.  A copy of Mr. Briones’ resignation letter is attached hereto as Exhibit 99.1 and incorporated herein in its entirety by reference.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Resignation Letter of David Briones, dated March 21, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR-LITE HOLDINGS, INC.

Date: March 22, 2011	By:	/s/ Paul E. Niedermeyer
Paul E. Niedermeyer
Chief Executive Officer